POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, Stanley C. Hollen, hereby constitutes and appoints Jonathan K. Jeffreys and Jay Johnson, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Date:  July 13, 2021

/s/ Stanley C. Hollen
Stanley C. Hollen

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, James F. Regan, hereby constitutes and appoints Jonathan K. Jeffreys and Jay Johnson, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Date:   July 13, 2021

/s/ James F. Regan
James F. Regan

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, Julie A. Renderos, hereby constitutes and appoints Jonathan K. Jeffreys and Jay Johnson, jointly and severally, her attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Date:   July 13, 2021

/s/ Julie A. Renderos
Julie A. Renderos

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, Wendell A. Sebastian, hereby constitutes and appoints Jonathan K. Jeffreys and Jay Johnson, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Date:  July 13, 2021

/s/ Wendell A. Sebastian
Wendell A. Sebastian

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, Michael D. Steinberger, hereby constitutes and appoints Jonathan K. Jeffreys and Jay Johnson, jointly and severally, his attorneys-in-fact, each with power of substitution, for him in any and all capacities to sign the Registration Statement under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Date:  July 20, 2021

/s/ Michael D. Steinberger
Michael D. Steinberger

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, Erin M. Mendez, hereby constitutes and appoints Jonathan K. Jeffreys and Jay Johnson, jointly and severally, her attorneys-in-fact, each with power of substitution, for her in any and all capacities to sign the Registration Statement under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of Trust for Credit Unions and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Date:   July 13, 2021

/s/ Erin M. Mendez
Erin M. Mendez